UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 10, 2021
AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431		95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
(909) 394-3600
Registrant's telephone number, including area code

GOLDEN STATE WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-12008		95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American States Water Company Common Shares	AWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Effective December 10, 2021, Golden State Water Company (“GSWC”), a wholly owned subsidiary of American States Water Company (“AWR” or “the Company”), announces the appointment and promotion of Paul J. Rowley, age 57, to the position of Senior Vice President – Regulated Water Utility. Since January 2016, Mr. Rowley has served as GSWC’s Vice President – Water Operations. Mr. Rowley joined GSWC in April 2007 and has held various positions, including GSWC’s Director – Procurement Services. Prior to joining GSWC, Mr. Rowley worked for Castaic Lake Water Agency for nearly eleven years and Santa Clarita Water Company for almost thirteen years.

In his new position, Mr. Rowley’s annual base salary will be $400,000 effective December 10, 2021 and through 2022. Because of his promotion, Mr. Rowley was also granted 55 additional time-vested restricted stock units for 2021 on December 10, payable at the rate of 33%, 33% and 34% at the end of the first, second and third year anniversaries of the date of the grant, respectively, pursuant to the terms of the Company’s Stock Incentive Plan. Furthermore, as a Senior Vice President, Mr. Rowley will also be eligible to receive additional compensation awards under the Company’s Short-Term Incentive Program and the Stock Incentive Program, which have not been determined for 2022 at the time of filing this Form 8-K, and will be determined and approved in 2022 by the Compensation Committee of the Board of Directors.

There are no arrangements or understandings between Mr. Rowley and any other persons pursuant to which he was appointed as GSWC’s Senior Vice President – Regulated Water Utility. Additionally, there are no transactions involving the Company or any of its subsidiaries and Mr. Rowley that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:
December 13, 2021	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer

GOLDEN STATE WATER COMPANY:
December 13, 2021	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer and Secretary